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                                                                    EXHIBIT 23.1

                            CONSENT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS



As independent public accounts, we hereby consent to the incorporation by reference in this registration statement of our report dated February 25, 2000 included in JB Oxford Holdings, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.



/s/ ARTHUR ANDERSEN, LLP

Los Angeles, California
August 16, 2000